BLACKROCK LIQUIDITY FUNDS

MuniFund

Supplement dated May 13, 2021 to the Prospectuses, Summary Prospectuses and Statement of Additional Information of MuniFund, each dated February 26, 2021, as supplemented to date

On May 11, 2021, the Board of Trustees of BlackRock Liquidity Funds (the “Trust”) on behalf of its series MuniFund, approved a proposal to close MuniFund to new investors and thereafter to liquidate MuniFund. Accordingly, effective at 4:00 P.M. (Eastern time) on May 17, 2021, MuniFund will no longer accept purchase orders from new investors. On or about July 19, 2021 (the “Liquidation Date”), all of the assets of MuniFund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and MuniFund will then be terminated as a series of the Trust.

Shareholders may continue to redeem their MuniFund shares at any time prior to the Liquidation Date. MuniFund may not achieve its investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-MUNI-0521SUP